EXHIBIT 99.2

FDCTECH, INC

UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET AS OF DECEMBER 31, 2020

(Currency expressed in United States Dollars)

	FDCTech	AD Advisory Services	Total	Pro Forma Adjustments (Note 3)	Pro Forma Combined
	(USD)	(USD)	(USD)		(USD)
Assets
Current assets:
Cash	$22,467	$99,353	$121,820	-	$121,820
Accounts receivable, net	16,541	-	16,541	-	16,541
Other current assets	27,878	45,614	73,492	-	73,492
Total Current assets	66,886	144,967	211,853		211,853
Capitalized software, net	632,324	-	632,324	-	632,324
Prepaid and other acquired identifiable intangible assets	2,918,303	-	2,918,303	(77,510)	2,840,793
Total non-current assets	3,550,627	-	3,550,627		3,473,117
Total assets	$3,617,513	$144,967	$3,762,480		$3,684,970
Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable & other current liabilities	$116,500	$67,457	$183,957	-	$183,957
Line of credit	39,071	-	39,071	-	39,071
Payroll tax payable	125,387	-	125,387	-	125,387
Related-party convertible notes payable - current	1,000,000	-	1,000,000	-	1,000,000
Related-party accrued interest - current	256,908	-	256,908	-	256,908
Cares act- paycheck protection program advance	29,412	-	29,412	-	29,412
Total Current liabilities	1,567,278	67,457	1,634,735		1,634,735
SBA loan – non-current	144,900	-	144,900	-	144,900
Cares act- paycheck protection program advance – non-current	21,220	-	21,220	-	21,220
Accrued interest – non-current	3,856	-	3,856	-	3,856
Total liabilities	1,737,254	67,457	1,804,711	-	1,804,711
Commitments and Contingencies (Note 9)	-	-	-
Stockholders’ Deficit:
Preferred stock, par value $0.0001	400	-	400	-	400
Common stock, par value $0.0001	11,387	-	11,387	-	11,387
Additional paid-in capital	1,972,018	15,403	1,987,421	(15,403)	1,972,018
Accumulated deficit	(1,493,984)	62,107	(1,431,877)	(62,107)	(1,493,984)
Total FDCTech stockholders’ equity	489,821	77,510	567,330		489,821
Non-controlling interest	1,390,438	-	1,390,438		1,390,438
Total liabilities and stockholders’ deficit	$3,617,513	$144,967	$3,762,480		$3,684,970

See accompanying notes to unaudited proforma condensed combined financial statements

FDCTECH INC.

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(Currency expressed in United States Dollars)

	FDCTech	AD Advisory Services	Total	Proforma Adjustments (Note 3)	Proforma Combined
	(USD)	(USD)	(USD)		(USD)
Revenues	$215,409	$4,663,632	4,879,041	-	4,879,041
Cost of sales	251,959	4,228,417	4,480,376	-	4,480,376
Gross Profit	(36,550)	435,214	398,664		398,664
Operating expenses:
General and administrative	337,634	415,836	753,470	-	753,470
Sales and marketing	24,526	-	24,526	-	24,526
Total operating expenses	362,160	415,836	777,996		777,996
Operating loss	(398,710)	19,379	(379,331)		(379,331)
Other income (expense):
Related-party interest expense	(60,000)	-	(60,000)	-	(60,000)
Other interest expense	(3,856)	-	(3,856)	-	(3,856)
Other income (expense)	4,076	60,906	64,982	-	64,982
Total other expense	(59,780)	60,906	1,126		1,126
Loss before provision for income taxes	(458,490)	80,285	(378,205)		(378,205)
Provision for income taxes	-	-	-	-	-
Net loss	$(458,490)	$80,285	(378,205)		(378,205)
Net loss per common share, basic and diluted	$(0.01)	$	(0.01)		(0.01)
Weighted average number of common shares outstanding basic and diluted	69,312,787		69,312,787		69,312,787

See accompanying notes to unaudited proforma condensed combined financial statements

FDCTECH, INC

UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET AS OF SEPTEMBER 30, 2021

(Currency expressed in USD)

	FDCTech	AD Advisory Services	Total	Pro Forma Adjustments (Note 3)	Pro Forma Combined
	(USD)	(USD)	(USD)		(USD)
Assets
Current assets:
Cash	$4,251	$106,618	$110,869	-	$110,869
Accounts receivable, net	49,498	-	49,498	-	49,498
Other current assets	702,430	45,283	747,713		747,713
Total Current assets	756,179	151,901	908,080		908,080
Capitalized software, net	632,177	-	632,177	-	632,177
Prepaid and other acquired identifiable intangible assets	3,004,621	-	3,004,621	(91,847)	2,912,774
Total non-current assets	3,636,798	-	3,636,798		3,544,951
Total assets	$4,392,977	$151,901	$4,544,878		$4,453,030
Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable & other current liabilities	$351,015	$60,053	$411,068	-	$411,068
Line of credit	39,614	-	39,614	-	39,614
Payroll tax payable	155,203	-	155,203	-	155,203
Related-party advances	95,000	-	95,000	-	95,000
Cares act- paycheck protection program advance	46,393	-	46,393	-	46,393
Total Current liabilities	687,226	60,053	747,279		747,279
SBA loan – non-current	141,826	-	141,826	-	141,826
Cares act- paycheck protection program advance – non-current	4,239	-	4,239	-	4,239
Accrued interest – non-current	7,799	-	7,799	-	7,799
Total liabilities	841,090	60,053	901,143	-	901,143
Commitments and Contingencies (Note 9)	-	-	-
Stockholders’ Deficit:
Preferred stock, par value $0.0001	400	-	400	-	400
Common stock, par value $0.0001	13,391	-	13,391	-	13,391
Additional paid-in capital	4,619,575	14,465	4,634,040	(14,465)	4,619,575
Accumulated deficit	(2,471,917)	77,382	(2,394,535)	(77,382)	(2,471,917)
Total FDCTech stockholders’ equity	2,161,449	91,847	2,253,296	(91,847)	2,161,449
Non-controlling interest	1,390,438	-	1,390,438		1,390,438
Total liabilities and stockholders’ deficit	$4,392,977	$151,901	$4,544,878		$4,453,030

See accompanying notes to unaudited proforma condensed combined financial statements

FDCTECH INC.

UNAUDITED PROFORMA CONDENSED C3OMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021

(Currency expressed in United States Dollars)

	FDCTech	AD Advisory Services	Total	Proforma Adjustments (Note 3)	Proforma Combined
	(USD)	(USD)	(USD)		(USD)
Revenues	$221,003	$4,577,866	4,798,869	-	4,798,869
Cost of sales	205,847	4,101,305	4,307,152	-	4,307,152
Gross Profit	15,156	476,561	491,717		491,717
Operating expenses:
General and administrative	487,320	451,630	938,950	-	938,950
Sales and marketing	499,320	-	499,320	-	499,320
Total operating expenses	986,640	451,630	1,438,270		1,438,270
Operating loss	(971,484)	24,931	(946,553)		(946,553)
Other income (expense):
Related-party interest expense	(10,399)	-	(10,399)	-	(10,399)
Other interest expense	(2,942)	-	(2,942)	-	(2,942)
Other income (expense)	6,892	2	6,894	-	6,894
Total other expense	(6,449)	2	(6,447)		(6,447)
Loss before provision for income taxes	(977,933)	24,933	(953,000)		(953,000)
Provision for income taxes	-	-	-	-	-
Net loss	$(977,933)	$24,933	(953,000)		(953,000)
Net loss per common share, basic and diluted	$(0.01)	$	(0.01)		(0.01)
Weighted average number of common shares outstanding basic and diluted	83,150,225		83,150,225		83,150,225

See accompanying notes to unaudited proforma condensed combined financial statements

FDCTECH, INC

NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Currency expressed in United States Dollars)

(Unaudited)

We have based the following unaudited proforma condensed combined financial statements on the historical financial statements of FDCTech, Inc. (“FDCTech” or the “Company”) and AD Advisory Services Pty Ltd. (“AD “) after giving effect to our Acquisition of AD (“the Acquisition”) and the assumptions and adjustments described in the accompanying notes to the unaudited proforma condensed combined financial statements.

Note 1. Basis of Proforma Presentation

The unaudited proforma condensed combined financial statements are not intended to represent or indicate the results of operations or financial position of FDCTech that would have been reported had FDCtech completed the Acquisition as of the dates presented. You should not take the proforma as representative of the future results of operations or the Company’s financial position.

The unaudited proforma financial statements, including its notes, do not reflect any potential operating efficiencies and cost savings that FDCTech may achieve concerning the combined companies. The unaudited proforma condensed combined financial statements and corresponding notes should be read in conjunction with the historical financial statements of FDCTech included in the annual report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission (the “SEC “) on March 3, 2021, and the subsequent quarterly report on Form 10-Q for the nine months ended September 30, 2021, filed with the SEC on November 05, 2021, and in conjunction with the historical financial statements of AD Advisory Services Pty Ltd. included in this Form 8-K/A.

We present the unaudited proforma condensed combined balance sheet as of December 31, 2020, as if the Acquisition occurred on December 31, 2020. The unaudited proforma condensed combined statement of operations and comprehensive income/(loss) of the FDCTech and AD for the year ended December 31, 2020, has been prepared by combining the FDCTech and ADs historical consolidated results for the year ended December 31, 2020. The Company estimates the preliminary purchase price on the intrinsic value of AD instead of the share price of $0.034 on December 31, 2020. As a result, we estimated the implied value of AD to be $2,995,813 based on the Management discounted cash flow model.

The unaudited proforma combined statement of operations and comprehensive loss for the nine months ended September 30, 2021, has been prepared by combining the FDCTech and ADs historical consolidated results for the nine months ended September 30, 2021.

Note 2. Acquisition of AD Advisory Services Pty Ltd. (AD.)

On December 22, 2021, the Company entered into a Share Exchange Agreement (the “Agreement”) with AD. Financial Services Pty Ltd ACN 628 331 117 of Level 38/71 Eagle St, Brisbane, Queensland, Australia, 4000 (“ADFP” or “Target”). According to the Agreement, the Company acquired 51% of ADFP’s issued and outstanding shares of capital stock in exchange for 45,000,000 (the “Consideration”) newly issued “restricted” common shares. The operating and licensed entity of ADFP is AD Advisory Services Pty Ltd. ADFP owns one hundred percent (100%) equity interest in AD. As a result, the Company is 51% owner of AD.

Our wealth management business is subject to enhanced regulatory scrutiny and is regulated by multiple regulators in Australia. The Australian Securities and Investments Commission (ASIC) administers a licensing regime for ‘financial services’ providers where AD holds an Australian Financial Services Licence (AFSL) and meets various compliance, conduct, and disclosure obligations. AD is an Australian-regulated wealth management company with 20 offices, 28 advisors, and $530+ million funds under advice.

The Company completed the acquisitions of AD on December 22, 2021 (“the Acquisition Date”).

Note 3. Proforma Adjustments

Foreign Currency Translation and Re-measurement

The Company translates its foreign operations to US dollar following ASC 830, “Foreign Currency Matters.”

Translation of amounts from the local currency, Australia Dollar (“AUD”) of AD into US$1.00 has been made at the following exchange rates for the respective dates:

Exchange rate at the reporting end date:

	September 30, 2021	December 31, 2020
USD: AUD	$1.3831	$1.2989

Average exchange rate for the period:

	January 1, 2021, to September 30, 2021	January 1, 2020, to December 31, 2020
USD: AUD	$1.3182	$1.4480

The Company subsidiary’s functional currency is AUD and reporting currency is the US dollar.

The Company translates its records into US dollar as follows:

●	Assets and liabilities at the rate of exchange in effect at the balance sheet date
●	Equities at historical rate
●	Revenue and expense items at the average rate of exchange prevailing during the period

The Purchase Price Allocation

The Company estimates the preliminary purchase price to be based on the intrinsic value of AD instead of the Company’s share price of $0.44 on December 31, 2020. As a result, we estimate the implied value of AD to be $2,995,813 based on the Management discounted cash flow model. The Company used Lever 3 Fair Value analysis adjusted for other reasonably available information, including liquidity discount, the Company’s size, historical negative cash flow, and other risks.

The book value of AD on December 31, 2020, was $77,510. Therefore, the implied difference between the implied value and book value of AD was $2,918,303. The Company attributed the implied difference to acquired identifiable intangible assets based on AD’s assets under management and regulatory licenses. The Company did not record impairment for the fiscal year ended December 31, 2020, and nine months ended September 30, 2021.

Adjustments

I.	We have included the following pro forma adjustments in the unaudited pro forma condensed combined balance sheet and combined statement of operations for the year ended December 31, 2020:

A)	To record the following adjustments to shareholders’ equity:

i)	Adjustments to FDCTech stockholders’ equity

Balance before pro forma adjustments	$(567,330)
Elimination of pre-acquisition equity account of AD Advisory Services Pty Ltd.	(77,510)
Pro Forma Combined as of December 31, 2020	$(489,821)

B)	To record the following adjustments to current assets:

i)	Adjustments to prepaid and other acquired identifiable intangible assets

Balance before pro forma adjustments	$2,918,303
Decrease in acquired identifiable intangible assets	(77,510)
Pro Forma Combined as of December 31, 2020	$2,840,793

There are no intercompany transactions.

II.	The following pro forma adjustments are included in the unaudited pro forma condensed combined balance sheet and combined statement of operations for the year ended September 30, 2021:

C)	To record the following adjustments to shareholders’ equity:

i)	Adjustments to stockholders’ equity

Balance before pro forma adjustments	$2,253,296
Elimination of pre-acquisition equity account of AD Advisory Services Pty Ltd.	(91,847)
Pro Forma Combined as of September 30, 2021	$2,161,449

D)	To record the following adjustments to current assets:

i)	Adjustments to prepaid and other acquired identifiable intangible assets

Balance before pro forma adjustments	$3,004,621
Decrease in acquired identifiable intangible assets	(91,847)
Pro Forma Combined as of September 30, 2021	$2,912,774

There are no intercompany transactions.